EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
Supplement to Prospectus dated March 1, 2011

1. Effective October 19, 2011, shares of the Fund will be available for purchase by new investors.

2. The following last sentence in the first paragraph under “Principal Investment Strategies” in “Fund Summaries –Global Macro Absolute Return Fund” is removed:

Shares of the Fund are currently not available for sale to new investors.

3. The following second paragraph under “Purchasing Shares” is removed:

On October 1, 2010, Eaton Vance Global Macro Absolute Return Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans that had selected the Fund as an investment option prior to the close of business on October 1, 2010; or (3) feebased programs: (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that had selected the Fund prior to the close of business on October 1, 2010. Sales of Fund shares may be further restricted or re-opened in the future.

October 17, 2011	5411-10/11	GMIIFPS1